EXHIBIT 10.21

Mineral And Property Rights Purchase Agreement

1.  The Undersigned Puissant Industries, Inc., whose mailing address is: P.O. Box 351 Columbia, Kentucky 42728, hereinafter "Buyer" offers and agrees to purchase from Margaret Feltner Reep, whose mailing address is: P.O. Box 2184 London, Kentucky 40443, hereinafter "Seller" the property described in paragraph two (2), upon die terms and conditions contained in this offer, and to exchange the sum of twenty- five thousand dollars ($25,000). The sale is to be consummated by (cash sale and contract), with a down payment of one thousand dollars ($1,000), and the balances of twenty-four thousand dollars ($24,000) to be paid in monthly payments of two thousand seventy six and 64/100 dollars ($2076.64) or more, at seven percent (7%) interest, until the full balance of principal and interest is paid,

2. The property covered by this offer is described as: Located in the State of Kentucky, County of Clay. One hundred percent (100%) of all mineral and property rights owned by Seller described in Deed Book 126, page 216 recorded in Clay County Court Clerks Office; Will Book 7 pages 211-212 recorded in Laurel County Court Clerks Office; Will Book 24 pages 509-511 recorded in Clay County Clerks Office; also E.B Whitaker Well No.l permit number 77773, E.B. Whitaker Well No.2 permit number 77803 and Clark Feltner Well No.l permit number 30904 including all pipelines and related appurtenances.

3. The Seller represents and warrants to purchaser that it is legally entitled to hold the mineral and property rights and there is no adverse claims to the ownership of the property and that the mineral and property rights are free and clear of al liens, charges and claims of others. The Sellers representations and warranties contained herein are provided for the exclusive benefit of the Purchaser.

4. It is agreed unless otherwise agreed upon by the parties, the sale is to be closed within thirty-five days (35) from this date or no later than the day of September 5, 2011. If the closing is delayed by reasons of delays in abstracting or by title defects which can be readily corrected, an extension of sixty days shall be allowed for closing.

5. This agreement shall be governed by and construed in accordance with the laws of the State of Kentucky.

6. The covenants herein shall bind and inure to the benefit of the Parties hereto, their executors, administrators, successors and/or assigns.

Executed this 1st day of the August, 2011.

Puissant Industries, Inc. "Buyer" by Marshall E. Holbrook its Vice President	Margaret Faltner Reep "Seller"

PROMISSORY NOTE

For value received, the undersigned, Puissant Industries. Inc., with an address of P.O. Box 351, Columbia, Kentucky 42728, promises to pay to the order of Margaret F. Reep, with an address of P.O. Box 2184, London, Kentucky 40744, the sum of TWENTY FOUR THOUSAND DOLLARS AND 00/100 ($24,000.00), together with interest from and after the date hereof at the rate of SEVEN (7%) PERCENT per annum, in TWELVE (12) equal and successive monthly installments of TWO THOUSAND SEVENTY SIX DOLLARS AND 64/100 ($2,076,74), with the first payment due thirty (30) days from and after the date hereof and each succeeding payment due on the same calendar day of the remainder of this note until the principal sum stated above has been paid in full.

In the event any payment is not made within thirty days (30) days of its due date, the entire unpaid principal balance shall be due and payable.

There shall be no penalty imposed upon prepayment of this all or a portion of this note.

Dated: this 1 day of June, 2011.

PUISSANT INDUSTRIES, INC.

By:
MARSHALL E. HOLBOOK, VICE-PRESIDENT

WARRANTY DEED

THIS DEED OF CONVEYANCE made and entered into this 1 day of June, 2011 by and between

MARGARET F. REEP, single, with an address of P.O. Box 2184, London, Kentucky 40744, party of the first part (hereinafter called "Grantor"), and

PUISSANT INDUSTRIES, INC., with an address of P.O. Box 351, Columbia, Kentucky 42728, party of the second part (hereinafter called "Grantee");

WITNESSETH: That the Grantor, for and in consideration of TWENTY FIVE THOUSAND DOLLARS AND 00/100 ($25,000.00) in cash paid to the Grantor by the Grantee, the receipt of which the Grantor acknowledges, has bargained and sold and hereby grants and conveys unto the Grantee, absolutely and in fee simple, the following described real property located in Clay County, Kentucky, to-wit:

First Tract:

BEGINNPNG at two white oaks on top of the hill in John D. Smith's line (a corner); thence a west course with the ridge as it meanders to George Allen's line; thence with said Joe Abb Allen's line to Matt Benge's line and a white oak and black oak corner in the same; thence a northerly direction down the hill to a white oak on the bank of the branch; thence the same course to the top of the ridge to George House's line; thence with the ridge as it meanders to the beginning, containing one hundred (100) acres, more or less.

Excepted therefrom is the surface estate of the aforesaid tract which was conveyed by W.R. Feltner and wife, Mattie E. Feltner to Annie Allen and Clarence Allen by deed dated December 18, 1952 and recorded in Deed Book 107, at page 21, Clay County Court Clerk's Office.

Second Tract:

BEGINNING on two chestnut oaks on top of the ridge next to William Hubbard; thence north-east with a conditional line between William Hubbard and Joe Allen to the road near the spring; thence north up the point around the fence so as to intersect Joe Allen's line; thence with said Allen's line to a white oak comer near the shop, a beginning corner to James Garland; thence South west with Solomon Garland's line to a low gap in the ridge; thence south-east with the meanders of the ridge to the beginning, containing seventy-five (75) acres, more or less.

BEING ALL OF THE SAME PROPERTY acquired by Margaret F. Reep by the following instruments recorded in the office of the Clay County Court Clerk at Manchester, Kentucky:

1.	Last Will and Testament of W.R. Feltner, recorded in Will Book 21, at page 533.

2.	Last Will and Testament of Clark Feltner recorded in Will Book 21, at page 536.

3.	Deed from P.P. Edwards and wife, Annie Edwards, to W.R. Feltner dated March 11, 1948 and recorded October 19, 1965 in Deed Book 126, at page 216.

4.	Deed from Hiram Wilhoit, State Banking Commissioner to W.R. Feltner and P.P. Edwards, dated May 19, 1942 and recorded June 23, 1942 in Deed Book 76, at page 496.

2011 Clay County ad valorem real estate taxes will be the responsibility and c/o of Puissant Industries, Inc., P.O. Box 351, Columbia, Kentucky 42728.

TO HAVE AND TO HOLD all the above-described property, together with all the rights, privileges, appurtenances and improvements thereunto belonging, unto the Grantee and his heirs and assigns forever, with covenant of GENERAL WARRANTY of title except restrictions of record and recorded or unrecorded but existing easements.

THE PARTIES HERETO CERTIFY that the consideration reflected in this deed is the full consideration paid for the property,

IN TESTIMONY WHEREOF, the parties have executed this instrument on this date which is first above written.

GRANTOR:	GRANTEE:

PUISSANT INDUSTRIES, INC.

By:
MARGARET F. REEP	MARSHALL E. HOLBROOK, VICE PRESIDENT

STATE OF KENTUCKY
COUNTY OF Laurel

I, Shelby L. Adkins the undersigned Notary Public in and for the state and county aforesaid, hereby certify that the foregoing instrument was on this 6TH day of October, 2011, produced to me in said state and county and was then and there acknowledged and sworn to before me by Margaret F. Reep, party thereto, to be her own voluntary act and deed.

My Commission Expires: 6-16-2013.

NOTARY PUBLIC/STATE AT LARGE

STATE OF KENTUCKY
COUNTY OF Laurel

I Shelby L. Adkins, the undersigned Notary Public in and for the state and county aforesaid, hereby certify that the foregoing instrument was on this 6TH day of October, 2011, produced to me in said state and county and was then and there acknowledged and sworn to before me by Puissant Industries, Inc., by and through Marshall E. Holbrook, its Vice President, to be the voluntary act and deed of said corporation.

My Commission Expires: 6-16-2013.

NOTARY PUBLIC/STATE AT LARGE

THIS INSTRUMENT WAS PREPARED BY:

DARRELL L. SAUNDERS, PSC ATTORNEY AT LAW 700 MASTER STREET P.O. BOX 1324 CORBIN, KENTUCKY 40702 TELEPHONE: (606) 523-1370 FAX NUMBER: (606) 523-1372